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                                                                    EXHIBIT 10.1




                            THE MEN'S WEARHOUSE, INC.
                               401(k) SAVINGS PLAN





                            AMENDMENT AND RESTATEMENT
                            EFFECTIVE JANUARY 1, 2002


                  THE MEN'S WEARHOUSE, INC. 401(k) SAVINGS PLAN


         THIS AGREEMENT adopted by The Men's Wearhouse, Inc., a Texas corporation (the "Sponsor"),

                                   WITNESSETH:

         WHEREAS, effective February 1, 1978, the Sponsor established The Men's
Wearhouse, Inc. 401(k) Savings Plan (the "Plan").

         WHEREAS, the Sponsor desires to amend and restate the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

         WHEREAS, this amendment and restatement is intended to constitute good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder;

         NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as set forth below.



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                                TABLE OF CONTENTS


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
                                                                                                            SECTION

ARTICLE I - DEFINITIONS

         Account.............................................................................................1.01
         Active Service......................................................................................1.02
         Affiliated Employer.................................................................................1.03
         Annual Compensation.................................................................................1.04
         Annuity Starting Date...............................................................................1.05
         Beneficiary or Beneficiaries........................................................................1.06
         Board...............................................................................................1.07
         Catch-up Eligible Member............................................................................1.08
         Code................................................................................................1.09
         Committee...........................................................................................1.10
         Considered Compensation.............................................................................1.11
         Contribution........................................................................................1.12
         Direct Rollover.....................................................................................1.13
         Distributee.........................................................................................1.14
         Eligible Retirement Plan............................................................................1.15
         Eligible Rollover Distribution......................................................................1.16
         Employee............................................................................................1.17
         Employer or Employers...............................................................................1.18
         Entry Date..........................................................................................1.19
         ERISA...............................................................................................1.20
         Five Percent Owner..................................................................................1.21
         Highly Compensated Employee.........................................................................1.22
         Hour of Service.....................................................................................1.23
         Leased Employee.....................................................................................1.24
         Matched Salary Deferral Contribution................................................................1.25
         Member..............................................................................................1.26
         Non-Highly Compensated Employee.....................................................................1.27
         Period of Service...................................................................................1.28
         Period of Severance.................................................................................1.29
         Plan  ..............................................................................................1.30
         Plan Year...........................................................................................1.31
         Qualified Domestic Relations Order..................................................................1.32
         Regulation..........................................................................................1.33
         Required Beginning Date.............................................................................1.34
         Retirement Age......................................................................................1.35
         Rollover Contribution...............................................................................1.36
         Separation From Service.............................................................................1.37
         Service.............................................................................................1.38
         Severs Service......................................................................................1.39
         Sponsor.............................................................................................1.40


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         Sponsor Stock.......................................................................................1.41
         Spouse..............................................................................................1.42
         Trust...............................................................................................1.43
         Trustee.............................................................................................1.44
         Valuation Date......................................................................................1.45

ARTICLE II - ELIGIBILITY

         Eligibility Requirements............................................................................2.01
         Early Participation for Rollover Purposes...........................................................2.02
         Eligibility Upon Reemployment.......................................................................2.03
         Cessation of Participation..........................................................................2.04
         Recommencement of Participation.....................................................................2.05

ARTICLE III - CONTRIBUTIONS

         Salary Deferral Contributions.......................................................................3.01
         Catch-up Salary Deferral Contributions..............................................................3.02
         Matching Contributions..............................................................................3.03
         Supplemental Contributions..........................................................................3.04
         Rollover Contributions and Plan-to-Plan Transfers...................................................3.05
         QNECS - Extraordinary Employer Contributions........................................................3.06
         Restorative Payments................................................................................3.07
         Nondeductible Contributions Not Required............................................................3.08
         Form of Payment of Contributions....................................................................3.09
         Deadline for Payment of Employer Contributions......................................................3.10
         Return of Contributions for Mistake,
               Disqualification or Disallowance of Deduction.................................................3.11

ARTICLE IV - ALLOCATION AND VALUATION OF ACCOUNTS

         Information Statements from Employer................................................................4.01
         Allocation of Salary Deferral Contribution..........................................................4.02
         Allocation of Catch-up Salary Deferral Contribution.................................................4.03
         Allocation of Matching Contribution.................................................................4.04
         Allocation of Supplemental Contribution.............................................................4.05
         Allocation of QNEC..................................................................................4.06
         Valuation of Accounts...............................................................................4.07
         No Rights Unless Otherwise Prescribed...............................................................4.08

ARTICLE V - BENEFITS

         Retirement Benefit..................................................................................5.01
         Death Benefit.......................................................................................5.02
         Distribution Methods Available......................................................................5.03
         Lump Sum Payment of Small Amounts Upon Separation From Service......................................5.04
         Form of Payment.....................................................................................5.05
         Direct Rollover Option..............................................................................5.06
         Time of Distributions...............................................................................5.07


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

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         Consent to Distributions Upon Separation From Service...............................................5.08
         Information Provided to Members.....................................................................5.09
         Designation of Beneficiary..........................................................................5.10
         Distributions to Disabled Persons...................................................................5.11
         Distributions Pursuant to Qualified Domestic Relations Orders.......................................5.12
         Claims Procedure....................................................................................5.13

ARTICLE VI - IN-SERVICE DISTRIBUTIONS AND LOANS

         In-Service Financial Hardship Distributions.........................................................6.01
         In-Service Age 59 1/2 Distributions.................................................................6.02
         In-Service Withdrawal of Rollover Contributions.....................................................6.03
         Loans...............................................................................................6.04

ARTICLE VII - ACTIVE SERVICE

         When Active Service Begins..........................................................................7.01
         Aggregation of Service..............................................................................7.02
         Period of Service of Less Than One Year.............................................................7.03
         Periods of Severance Due to Child Birth or Adoption.................................................7.04
         Transfers...........................................................................................7.05
         Employment Records Conclusive.......................................................................7.06
         Service Credit Required under Federal Law...........................................................7.07

ARTICLE VIII - INVESTMENT ELECTIONS

         Investment Funds Established........................................................................8.01
         Election Procedures Established.....................................................................8.02

ARTICLE IX - VOTING OF SPONSOR STOCK AND TENDER OFFERS

         Voting of Sponsor Stock ............................................................................9.01
         Tender Offers ......................................................................................9.02
         Shares Credited.....................................................................................9.03
         Conversion .........................................................................................9.04
         Named Fiduciary.....................................................................................9.05

ARTICLE X - ADOPTION OF PLAN BY OTHER EMPLOYERS

         Adoption Procedure.................................................................................10.01
         No Joint Venture Implied...........................................................................10.02
         All Trust Assets Available to Pay All Benefits.....................................................10.03
         Qualification a Condition Precedent to Adoption and Continued Participation........................10.04

ARTICLE XI- AMENDMENT AND TERMINATION

         Right to Amend and Limitations Thereon.............................................................11.01
         Mandatory Amendments...............................................................................11.02
         Withdrawal of Employer.............................................................................11.03
         Termination of Plan................................................................................11.04
         Partial or Complete Termination or Complete Discontinuance of Contributions........................11.05


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ARTICLE XII- MISCELLANEOUS

         Plan Not an Employment Contract....................................................................12.01
         Benefits Provided Solely From Trust................................................................12.02
         Assignments Prohibited.............................................................................12.03
         Requirements Upon Merger or Consolidation of Plans.................................................12.04
         Forfeiture by Lost Members or Beneficiaries........................................................12.05
         Gender of Words Used...............................................................................12.06
         Severability.......................................................................................12.07
         Reemployed Veterans................................................................................12.08
         Limitations on Legal Actions.......................................................................12.09
         Governing Law......................................................................................12.10

         APPENDIX A - LIMITATIONS ON CONTRIBUTIONS

         APPENDIX B - TOP-HEAVY REQUIREMENTS

         APPENDIX C - ADMINISTRATION OF THE PLAN

         APPENDIX D - FUNDING


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                                   ARTICLE I

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

         1.01 "ACCOUNT" means all ledger accounts pertaining to a Member which are maintained by the Committee to reflect the Member's interest in the Trust. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary to reflect the entire interest of the Member in the Trust. Each of the Accounts listed below and any additional Accounts established by the Committee shall reflect the Contributions or amounts transferred to the Trust, if any, and the appreciation or depreciation of the assets in the Trust and the income earned or loss incurred on the assets in the Trust attributable to the Contributions and/or other amounts transferred to the Account.

                  (a) Salary Deferral Contribution Account - the Member's before-tax contributions, if any, made pursuant to Section 3.01.

                  (b) Catch-up Salary Deferral Contribution Account - the Member's before-tax contributions, if any, made pursuant to Section 3.02.

                  (c) Matching Contribution Account - the Employer's matching contributions, if any, made pursuant to Section 3.03.

                  (d) Supplemental Contribution Account - the Employer's contributions, if any, made pursuant to Section 3.04.

                  (e) QNEC Account - the Employer's contributions, known as "qualified nonelective employer contributions", made as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

                  (f) Rollover Account - funds transferred from another qualified plan or individual retirement account for the benefit of a Member.

         1.02 "ACTIVE SERVICE" means the Periods of Service which are counted for eligibility purposes as calculated under Article VII.

         1.03 "AFFILIATED EMPLOYER" means the Employer and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) with the Employer, or which is required to be aggregated with the Employer under section 414(o) of the Code. For purposes of the limitation on allocations contained in Appendix A, the definition of Affiliated Employer is

                                      I-1
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modified by substituting the phrase "more than 50 percent" in place of the phrase "at least 80 percent" each place the latter phrase appears in section 1563(a)(1) of the Code.

         1.04 "ANNUAL COMPENSATION" means the Employee's wages from the Affiliated Employers as defined in section 3401(a) of the Code for purposes of federal income tax withholding at the source (but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed) modified by including elective contributions under a cafeteria plan described in section 125 of the Code and elective contributions to any plan qualified under section 401(k), 408(k), or 403(b) of the Code. Except for purposes of Section A.4.1 of Appendix A of the Plan, Annual Compensation in excess of $200,000.00 (as adjusted by the Secretary of Treasury for increases in the cost of living) shall be disregarded. If the Plan Year is ever less than twelve months, the $200,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         1.05 "ANNUITY STARTING DATE" means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit payable in the form of a lump sum, the date on which the Trustee disburses the lump sum.

         1.06 "BENEFICIARY" OR "BENEFICIARIES" means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Member's or former Member's estate, designated by the Member or former Member to receive the benefits payable under the Plan upon his death.

         1.07 "BOARD" means the board of directors of the Sponsor.

         1.08 "CATCH-UP ELIGIBLE MEMBER" means a Member who is age 50 or older or who is projected to attain the age of 50 by December 31 of the applicable Plan Year.

         1.09 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.10 "COMMITTEE" means the committee appointed by the Sponsor to administer the Plan.

         1.11 "CONSIDERED COMPENSATION" means as to each Employee, that Employee's Annual Compensation modified by excluding the following items (even if includable in gross income): bonuses, awards, tax gross-up payments, reimbursements or other expense allowances (such as the payment of moving expenses or automobile mileage reimbursements), cash and noncash fringe benefits (such as the use of an automobile owned by the Employer and club memberships), deferred compensation (such as stock options and pay for accrued vacation upon Separation From Service), compensation under a plan meeting the requirements of
Section 423 of the Code, welfare benefits (such as severance pay). Considered Compensation in excess of $200,000.00 (as adjusted by the Secretary of Treasury for increases in the cost of living) shall be disregarded. If the Plan Year is ever less than twelve months, the $200,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) will be prorated by


                                      I-2
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multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         1.12 "CONTRIBUTION" means the total amount of contributions made under the terms of the Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

                  (a) Salary Deferral Contribution - a contribution made by the Employer pursuant to Section 3.01 and the Member's salary deferral agreement.

                  (b) Catch-up Salary Deferral Contribution - a contribution made by the Employer pursuant to Section 3.02 and the Member's salary deferral agreement.

                  (c) Matching Contribution - a contribution made by the Employer pursuant to Section 3.03.

                  (d) Supplemental Contribution - a contribution made by the Employer pursuant to Section 3.04.

                  (e) QNEC - an extraordinary contribution, known as a "qualified nonelective employer contribution", made by the Employer as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

                  (f) Rollover Contribution - a contribution made by a Member pursuant to Section 3.05.

         1.13 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.14 "DISTRIBUTEE" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the Spouse or former Spouse.

         1.15 "ELIGIBLE RETIREMENT PLAN" means (a) an individual retirement account described in section 408(a) of the Code, (b) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), (c) an annuity plan described in section 403(a) of the Code, (d) a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution,
(e) an eligible deferred compensation plan described in section 457(b) of the Code that is maintained by an eligible employer described in section 457(e)(1)(A) of the Code but only if the plan agrees to separately account for amounts rolled into such plan or (f) an annuity contract described in section 403(b) of the Code.

         1.16 "ELIGIBLE ROLLOVER DISTRIBUTION" as defined in section 402 of the Code means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of


                                      I-3
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substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless the Eligible Retirement Plan to which the distribution is transferred (1) agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is not includable in gross income or (2) is an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract); and (d) a distribution from any of the Member's Accounts due to a financial hardship of the Member.

         1.17 "EMPLOYEE" means, except as otherwise specified in this Section, all common law employees of an Affiliated Employer and all Leased Employees.

         1.18 "EMPLOYER" OR "EMPLOYERS" means the Sponsor, K&G Men's Center, Inc., a Delaware corporation, K&G Men's Company Inc., a Delaware corporation, TMW Purchasing LLC, a Delaware limited liability company, TMW Marketing Company, Inc., a California corporation, The Men's Wearhouse of Texas LP, a Delaware limited partnership, TMW Merchants LLC, a Delaware limited liability company, The Men's Wearhouse of Michigan, Inc., a Delaware corporation, and TMW Finance LP, a Delaware limited partnership, and any other business organization that adopts the Plan.

         1.19 "ENTRY DATE" means the first day of any month.

         1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.21 "FIVE PERCENT OWNER" means an Employee who is a five percent owner as defined in section 416(i) of the Code.

         1.22 "HIGHLY COMPENSATED EMPLOYEE" means an Employee of an Affiliated Employer who, during the Plan Year or the preceding Plan Year, (a) was at any time a Five Percent Owner at any time during the Plan Year or the preceding Plan Year or (b) had Annual Compensation from the Affiliated Employers in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) for the preceding Plan Year.

         1.23 "HOUR OF SERVICE" means each hour that an Employee is paid or entitled to payment by an Affiliated Employer for the performance of duties.

         1.24 "LEASED EMPLOYEE" means any person who (a) is not a common law employee of an Affiliated Employer, (b) pursuant to an agreement between an Affiliated Employer and any other person, has performed services for an Affiliated Employer (or for an Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and (c) performs the services under primary direction and control of the recipient.


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         1.25 "MATCHED SALARY DEFERRAL CONTRIBUTION" means that portion of the
Salary Deferral Contribution that the Board determines to match from time to time in its sole discretion.

         1.26 "MEMBER" means the person or persons employed by an Employer during the Plan Year and eligible to participate in the Plan.

         1.27 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

         1.28 "PERIOD OF SERVICE" means a period of employment with an Affiliated Employer which commences on the day on which an Employee performs his initial Hour of Service or performs his initial Hour of Service upon returning to the employ of an Affiliated Employer, whichever is applicable, and ends on the date the Employee Severs Service.

         1.29 "PERIOD OF SEVERANCE" means the period of time commencing on the date an Employee Severs Service and ending on the date the Employee again performs an Hour of Service.

         1.30 "PLAN" means The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended from time to time.

         1.31 "PLAN YEAR" means the calendar year.

         1.32 "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in section 414(p) of the Code.

         1.33 "REGULATION" means the Department of Treasury regulation specified, as it may be changed from time to time.

         1.34 "REQUIRED BEGINNING DATE" means:

                  (a) in the case of an individual who is not a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2, or
(ii) the calendar year in which the individual incurs a Separation From Service; and

                  (b) in the case of an individual who is a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the year in which he attains age 70 1/2.

         1.35 "RETIREMENT AGE" means age 59 1/2.

         1.36 "ROLLOVER CONTRIBUTION" means the amount contributed by a Member to the Plan which consists of any part of an Eligible Rollover Distribution from
(a) a qualified employee trust described in section 401(a) of the Code other than an amount that is not includable in the Member's gross income, (b) an annuity contract described in section 403(b) of the Code, (c) an eligible deferred compensation plan described in section 457 of the Code which is maintained by


                                      I-5
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an eligible employer described in section 457(c)(1)(A) of the Code or (d) an individual retirement account consisting solely of an eligible rollover distribution (as defined in section 402(c) of the Code that was not includable in the Member's gross income, and savings thereon.

         1.37 "SEPARATION FROM SERVICE" means an individual's termination of employment with an Affiliated Employer without commencing or continuing employment with (a) any other Affiliated Employer.

         1.38 "SERVICE" means the period or periods that a person is paid or is entitled to payment for performance of duties with an Affiliated Employer.

         1.39 "SEVERS SERVICE" means the earlier of the following events: (a) the Employee's quitting, retiring, dying or being discharged, (b) the completion of a period of 365 continuous days in which the Employee remains absent from Service (with or without pay) for any reason other than quitting, retiring, dying or being discharged, such as vacation, holiday, sickness, disability, leave of absence, layoff or any other absence or (c) the second anniversary of the commencement of a continuous period of absence occasioned by the reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or the caring for the child for a period commencing immediately after the child's birth or placement.

         1.40 "SPONSOR" means The Men's Wearhouse, Inc., a Texas corporation.

         1.41 "SPONSOR STOCK" means the common stock of the Sponsor.

         1.42 "SPOUSE" means the person to whom the Member or former Member is married under applicable local law. In addition, to the extent provided in a Qualified Domestic Relations Order, a surviving former spouse of a Member or former Member will be treated as the Spouse of the Member or former Member, and to the same extent any current spouse of the Member or former Member will not be treated as a Spouse of the Member or former Member.

         1.43 "TRUST" means the trust estate created to fund the Plan.

         1.44 "TRUSTEE" means collectively one or more persons or corporations with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any successor appointed by the Sponsor.

         1.45 "VALUATION DATE" means each business day of the Plan Year.


                                      I-6
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                                   ARTICLE II

                                   ELIGIBILITY

         2.01 ELIGIBILITY REQUIREMENTS. Each Employee who is employed by an Employer shall be eligible to participate in the Plan beginning on the Entry Date that occurs with or next follows the date on which the Employee completes three months of Active Service. However, an Employee who is included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer shall be excluded, even if he has met the requirements for eligibility, if there has been good faith bargaining between the Employer and the Employees' representative pertaining to retirement benefits and the agreement does not require the Employer to include such Employees in the Plan. In addition, a Leased Employee shall not be eligible to participate in the Plan unless the Plan's qualified status is dependent upon coverage of the Leased Employee. An Employee who is a nonresident alien (within the meaning of section 7701(b) of the Code) and receives no earned income (within the meaning of section 911(d)(2) of the Code) from any Affiliated Employer that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) is not eligible to participate in the Plan. During any period in which an individual is classified by an Employer as an independent contractor with respect to such Employer, the individual is not eligible to participate in the Plan (even if he is subsequently reclassified by the Internal Revenue Service as a common law employee of the Employer and the Employer acquiesces to the reclassification). An Employee who is a nonresident alien (within the meaning of section 7701(b) of the Code) and who does receive earned income (within the meaning of section 911(d)(2) of the Code) from any Affiliated Employer that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) all of which is exempt from United States income tax under an applicable tax convention is not eligible to participate in the Plan. An Employee who is expatriated to the United States from another country is not eligible to participate in the Plan for so long as he continues to accrue deferred compensation or retirement benefits under any agreement or program to which an Affiliated Employer other than an Employer is a party. Finally, an Employee who is employed outside the United States is not eligible to participate in the Plan unless the Committee elects to permit him to participate in the Plan.

         2.02 EARLY PARTICIPATION FOR ROLLOVER PURPOSES. An Employee who satisfies the eligibility requirements specified in Section 2.01 other than the service requirement shall be eligible to make Rollover Contributions to the Plan on the date on which he completes an Hour of Service.

         2.03 ELIGIBILITY UPON REEMPLOYMENT. If an Employee incurs a Separation From Service with the Employer prior to the date he initially begins participating in the Plan, he shall be eligible to begin participation in the Plan on the later of the date he would have become a Member if he did not incur a Separation From Service or the date on which he performs an Hour of Service after he incurs a Separation from Service. Subject to Section 2.04, once an Employee becomes a Member, his eligibility to participate in the Plan shall continue until he Severs Service.


                                      II-1
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         2.04 CESSATION OF PARTICIPATION. An individual who has become a Member will cease to be a Member on the earliest of the date on which he (a) Severs Service, (b) is transferred from the employ of an Employer to the employ of an Affiliated Employer that has not adopted the Plan, (c) becomes included in a unit of employees covered by a collective bargaining agreement that does not require coverage of those employees under the Plan, (d) becomes a Leased Employee, or (e) becomes included in another classification of Employees who, under the terms of the Plan, are not eligible to participate. Under these circumstances, the Member's Account becomes frozen; he cannot contribute to the Plan or share in the allocation of any Contributions for the frozen period. However, his Accounts shall continue to share in any Plan income allocable to his Accounts during the frozen period of time.

         2.05 RECOMMENCEMENT OF PARTICIPATION. A former Member will again become a Member on the day on which he again becomes included in a classification of Employees that, under the terms of the Plan, is eligible to participate.


                                      II-2
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                                   ARTICLE III

                                  CONTRIBUTIONS

         3.01 SALARY DEFERRAL CONTRIBUTIONS. The Employer shall make a Salary Deferral Contribution in an amount equal to the amount by which its Members' Considered Compensation was reduced as a result of salary deferral agreements (excluding amounts of Considered Compensation deferred pursuant to Section 3.02 that are properly characterized as Catch-up Salary Deferral Contributions). Any such salary deferral agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust on account of the Member. A Member's right to benefits derived from Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable. Any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Member of the amount required to be contributed to the Trust. A Member shall be entitled to prospectively modify his salary deferral agreement at least once a year. A Member shall be entitled to revoke, on a prospective basis, his salary deferral agreement at any time.

         The maximum amount a Member may elect to reduce his Considered Compensation under his salary deferral agreement shall be determined by the Committee, in its sole discretion from time to time but may not, in any event, exceed 75 percent of his Considered Compensation. In addition, the election to have Salary Deferral Contributions made, the ability to change the percentage of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined by the Committee from time to time.

         3.02 CATCH-UP SALARY DEFERRAL CONTRIBUTIONS. The Employer shall make a Catch-up Salary Deferral Contribution in an amount equal to the amounts by which its Members' Considered Compensation was reduced as a result of salary deferral agreements authorizing Catch-up Salary Deferral Contributions (to the extent that their deferrals are properly characterized as Catch-up Salary Deferral Contributions). Any such salary deferral agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust on behalf of the Member. Further, any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Member of the amount required to be contributed to the Trust. A Member's right to benefits derived from Catch-up Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable.

         Catch-up Salary Deferral Contributions on behalf of a Member shall be permitted to the extent that the Catch-up Salary Deferral Contributions do not exceed the lesser of (a) the "applicable dollar catch-up limit" under section 414(v) of the Code for the Plan Year (as adjusted from time to time by the Secretary of Treasury), or (b) an amount equal to the Member's Annual Compensation for the Plan Year minus the Member's Salary Deferral Contributions for the Plan Year.


                                     III-1

         A final determination as to whether amounts deferred under the Plan by a Member are properly characterized as Salary Deferral Contributions or Catch-up Salary Deferral Contributions for a Plan Year shall be made as of the end of the Plan Year. To the extent that amounts deferred under the Plan on a pre-tax basis at the election of a Member exceed the least of (a) the lowest statutory limit on Salary Deferral Contributions (including limits imposed under sections 401(a)(30) and 415 of the Code), (b) the maximum limitation on Salary Deferral Contributions, if any, imposed by the Committee pursuant to Section 3.01, or (c) the highest amount of Salary Deferral Contributions on behalf of the Member that may be retained in the Plan under the rules of section 401(k)(8)(C) of the Code, the amounts deferred shall be characterized as Catch-up Salary Deferral Contributions. Any amounts deferred under the Plan on a pre-tax basis at the election of a Member that are not properly characterized as Catch-up Salary Deferral Contributions pursuant to the rules of the preceding sentence shall be characterized as Salary Deferral Contributions for all purposes under the Plan.

         3.03 MATCHING CONTRIBUTIONS. Each Employer shall make a Matching Contribution in such amount, and for such period, if any, as shall be determined by the Board. A Member's right to benefits derived from Matching Contributions made to the Plan on his behalf shall be nonforfeitable.

         3.04 SUPPLEMENTAL CONTRIBUTIONS. Each Employer may contribute for a Plan Year a Supplemental Contribution to be allocated among Members in such amount, if any, as shall be determined by the Employer. The rate of the Supplemental Contribution need not be uniform among all divisions of the Employer. A Member's right to benefits derived from Supplemental Contributions made to the Plan on his behalf shall be nonforfeitable.

         3.05 ROLLOVER CONTRIBUTIONS AND PLAN-TO-PLAN TRANSFERS. The Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those contributions and/or direct transfers must be made available to Members on a nondiscriminatory basis. For this purpose only, all Employees who are included in a classification of Employees who are eligible to participate in the Plan shall be considered to be Members of the Plan even though they may not have met the Active Service requirements for eligibility. However, they shall not be entitled to elect to have Salary Deferral Contributions made or to share in Employer Contributions or forfeitures unless and until they have met the requirements for eligibility, contributions and allocations. A Rollover Contribution shall not be accepted unless it is directly rolled over to the Plan in a rollover described in section 401(a)(31) of the Code. A Member shall not be permitted to make a Rollover Contribution if the property he intends to contribute is for any reason unacceptable to the Trustee. A Member's right to benefits attributable to his Rollover Contributions made to the Plan shall be nonforfeitable.

         3.06 QNECS - EXTRAORDINARY EMPLOYER CONTRIBUTIONS. Any Employer may make a QNEC in such amount, if any, as shall be determined by it. A Member's right to benefits derived from QNECs made to the Plan on his behalf shall be nonforfeitable. In no event will QNECs be distributed before Salary Deferral Contributions may be distributed.


                                     III-2

         3.07 RESTORATIVE PAYMENTS. If due to an oversight or inadvertent error an Employer fails to make a Contribution to the Plan on behalf of an Employee, as soon as administratively practicable following the discovery of the error, the Employer shall make a restorative payment to the Plan on behalf of the Employee in an amount equal to the amount of required Contributions the Employer should have made to the Plan on behalf of the Employee plus interest thereon (both determined in a manner that is consistent with then current guidance from the Department of Treasury concerning such restorative payments) after the application of forfeitures available for such restoration.

         3.08 NONDEDUCTIBLE CONTRIBUTIONS NOT REQUIRED. Notwithstanding any other provision of the Plan, no Employer shall be required to make any contribution that would be a "nondeductible contribution" within the meaning of section 4972 of the Code.

         3.09 FORM OF PAYMENT OF CONTRIBUTIONS. Contributions may be paid to the Trustee either in cash or in qualifying employer securities (as such term is defined in section 407(d) of ERISA) or any combination thereof, provided that payment may not be made in any form constituting a prohibited transaction under section 4975 of the Code or section 406 of ERISA.

         3.10 DEADLINE FOR PAYMENT OF EMPLOYER CONTRIBUTIONS. Salary Deferral Contributions and Matching Contributions shall be paid to the Trustee in installments. The installment for each payroll period shall be paid as soon as administratively feasible. The Matching Contributions, the Supplemental Contributions and QNECs for a Plan Year shall be paid to the Trustee in one or more installments, as the Employer may from time to time determine; provided, however, that such contributions may not be paid later than the time prescribed by law (including extensions thereof) for filing the Employer's income tax return for its taxable year ending with or within such Plan Year.

         3.11 RETURN OF CONTRIBUTIONS FOR MISTAKE, DISQUALIFICATION OR DISALLOWANCE OF DEDUCTION. Subject to the limitations of section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of the Members, former Members, and their Beneficiaries and the reasonable expenses of administering the Plan except:

                  (a) any Employer Contribution made because of a mistake of fact may be repaid to the Employer within one year after the payment of the Contribution; and

                  (b) all Employer Contributions are conditioned upon their deductibility under section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions may be repaid to the Employer within one year after the disallowance.

         The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce the amount that may be repaid. All repayments of Contributions made due to a mistake of fact or


                                     III-3
with respect to which a deduction is disallowed are limited so that the balance in a Member's or former Member's Account cannot be reduced to less than the balance that would have been in the Member's or former Member's Account had the mistaken amount or the amount disallowed never been contributed.



                                     III-4

                                   ARTICLE IV

                      ALLOCATION AND VALUATION OF ACCOUNTS

         4.01 INFORMATION STATEMENTS FROM EMPLOYER. Upon request by the Committee, the Employer shall provide the Committee with a schedule setting forth the amount of its Salary Deferral Contribution, Supplemental Contribution, QNEC, and restoration contribution; the names of its Members, the number of years of Active Service of each of its Members, the amount of Considered Compensation and Annual Compensation paid to each Member, and the amount of Considered Compensation and Annual Compensation paid to all its Members. Such schedules shall be conclusive evidence of such facts.

         4.02 ALLOCATION OF SALARY DEFERRAL CONTRIBUTION. The Committee shall allocate the Salary Deferral Contribution among the Members by allocating to each Member the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement (as described in Section 3.01) and shall credit each such Member's share to his Salary Deferral Contribution Account.

         4.03 ALLOCATION OF CATCH-UP SALARY DEFERRAL CONTRIBUTION. The Committee shall allocate the Catch-up Salary Deferral Contribution among the Members by allocating to each Member the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement under Section 3.02 and shall credit each such Member's share to his Catch-up Salary Deferral Contribution Account

         4.04 ALLOCATION OF MATCHING CONTRIBUTION. The Committee shall separately allocate the Matching Contribution made by an Employer among the Employer's Members in the proportion which the Matched Salary Deferral Contributions of each such Member bears to the total Matched Salary Deferral Contributions of all such Members. Each Member's proportionate share shall be credited to his Matching Contribution Account.

         4.05 ALLOCATION OF SUPPLEMENTAL CONTRIBUTION. For each Plan Year, the Committee shall allocate the Supplemental Contribution made by an Employer among the Members who are employed by the Employer during the Plan Year, based upon each such Member's Considered Compensation paid by the Employer as compared to the Considered Compensation for all such Members employed by the Employer and eligible for the allocation.

         4.06 ALLOCATION OF QNEC. The Committee shall separately allocate the QNEC among the Non-Highly Compensated Employees who are Members based upon each such Member's Considered Compensation as compared to the Considered Compensation of all such Members.

         4.07 VALUATION OF ACCOUNTS. A Member's or former Member's Accounts shall be valued at fair market value on each Valuation Date. The earnings and losses attributable to any asset in the Trust will be allocated solely to the Account of the Member or former Member on whose behalf the investment in the asset was made. In determining the fair market value of the Members' or former Member's Accounts, the Trustee shall utilize such sources of information as it may deem reliable including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources which in the opinion of the Trustee will provide the price such assets were last traded at on a registered stock exchange; provided, however, that with respect to regulated investment company shares, the Trustee shall rely exclusively on information provided to it by the investment adviser to such funds.

         4.08 NO RIGHTS UNLESS OTHERWISE PRESCRIBED. No allocations, adjustments, credits, or transfers shall ever vest in any Member or former Member any right, title, or interest in the Trust except at the times and upon the terms and conditions herein set forth.

                                   ARTICLE V

                                    BENEFITS

         5.01 RETIREMENT BENEFIT. Upon his Separation From Service, a Member or former Member is entitled to receive 100 percent of all of his Account balances.

         5.02 DEATH BENEFIT. If a Member or former Member dies, the death benefit payable to his Beneficiary shall be 100 percent of the remaining amount of his Account balances (reduced by any security interest held by the Plan by reason of a loan outstanding to the Member).

         5.03 DISTRIBUTION METHODS AVAILABLE. The only distribution method available under the Plan is a lump sum payment.

         5.04 LUMP SUM PAYMENT OF SMALL AMOUNTS UPON SEPARATION FROM SERVICE. Notwithstanding any other provision of the Plan other than Section 5.06, if a Member's Account balance at the time of his Separation from service is (a) less than or equal to $5,000.00 but greater than $200, his Account balance shall be paid to him (or, in the event he has died, to his Beneficiary) as soon as administratively practicable in the form of a single sum payment in shares of Sponsor Stock with respect to amounts invested in Sponsor Stock, cash and/or as a Direct Rollover or (b) less than or equal to $200, his Account balance shall be paid to him (or, in the event he has died, to his Beneficiary) as soon as administratively practicable in the form of a single sum cash payment. If a Distributee who is subject to this Section 5.04 does not furnish instructions in accordance with Plan procedures to directly roll over his Plan benefit within 45 days after he has been given direct rollover forms, he will be deemed to have elected a lump sum distribution of his entire Plan benefit.

         5.05 FORM OF PAYMENT. All payments from the Plan shall be made in the form of cash; provided however that a Member, former Member or Beneficiary may elect to receive amounts invested in Sponsor Stock in an in-kind distribution of Sponsor Stock.

         5.06 DIRECT ROLLOVER OPTION. To the extent required under Regulations, a Distributee has the right to direct that any portion of his Eligible Rollover Distribution will be directly paid to an Eligible Retirement Plan specified by him that will accept the Eligible Rollover Distribution.

         5.07 TIME OF DISTRIBUTIONS. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

                  (a) DISTRIBUTION DEADLINES FOR MEMBERS OR FORMER MEMBERS WHO ARE 70 1/2 OR OLDER. If a Member or former Member attains 70 1/2 and the Member or former Member is required to receive a distribution under section 401(a)(9) of the Code, the Member or former Member must elect to receive a distribution in one lump sum or in installments, which must commence by his Required Beginning Date.

                  (b) DISTRIBUTION DEADLINE FOR DEATH BENEFITS. If a Member or former Member dies before the distribution of his Plan benefit has commenced, his entire interest shall be distributed within five years after his death.

                  (c) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Member's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of section 401(a)(9) of the Code.

                  (d) COMPLIANCE WITH SECTION 401(a)(9). Effective January 1, 2001, all distributions under the Plan will be made in accordance with the requirements of section 401(a)(9) of the Code and all Regulations promulgated thereunder including Regulations that were proposed in January of 2001 (until final Regulations are issued) but not including Regulations that were proposed prior to January 1, 2001. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with such Section.

                  (e) COMPLIANCE WITH SECTION 401(a)(14). Unless the Member or former Member otherwise elects, the payment of benefits under the Plan to the Member or former Member will begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (a) the date on which the Member or former Member attains the later of age 62 or Retirement Age, (b) the tenth anniversary of the year in which the Member or former Member commenced participation in the Plan, or (c) the Member's or former Member's Separation From Service.

         5.08 CONSENT TO DISTRIBUTIONS UPON SEPARATION FROM SERVICE. Notwithstanding any other provision of the Plan, no benefit shall be distributed or commence to be distributed to a Member or former Member prior to his attainment of the later of age 62 or Retirement Age without his consent, unless the benefit is payable in a single sum under Section 5.04. Any such consent shall be valid only if given not more than 90 days prior to the Member's or former Member's Annuity Starting Date and after his receipt of the notice regarding benefits described in Section (a).

         5.09 INFORMATION PROVIDED TO MEMBERS. Information regarding the form of benefits available under the Plan shall be provided to Members or former Members in accordance with the following provisions:

                  (a) General Information. Except as otherwise provided in paragraph (c), the Sponsor shall provide each Member or former Member with a written general explanation or description of (1) the eligibility conditions and other material features of the optional forms of benefit available under the Plan, (2) the relative values of the optional forms of benefit available under the Plan, and (3) the Member's or former Member's right, if any, to defer receipt of the distribution.

                  (b) Time for Giving Notice. The written general explanation or description regarding any optional forms of benefit available under the Plan shall be provided to a Member or former Member no less than 30 days and no more than 90 days before his Annuity Starting Date unless he legally waives this requirement.

                  (c) Exception for Members with Small Benefit Amounts. Notwithstanding the preceding provisions of this Section, no information regarding any optional forms of benefit otherwise available under the Plan shall be provided to the Member or former Member if his benefit is payable in a single sum under Section 5.04.

         5.10 DESIGNATION OF BENEFICIARY. Each Member has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Member and filed with the Committee. If no designation is on file at the time of a Member's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Member's Spouse, if living, or if not, the executor, administrator or other personal representative of the Member's estate. If a Member is considered to be married under local law, the Member's designation of any Beneficiary, other than the Member's Spouse, shall not be valid unless the spouse acknowledges in writing that she understands the effect of the Member's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgement and consent must be filed with the Committee, signed by the Spouse and at least two witnesses, one of whom must be a member of the Committee or a notary public. However, if the Spouse cannot be located or there exist other circumstances as described in sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Member's Spouse's acknowledgement and consent may be waived. If a Beneficiary other than the Member's Spouse is named, the designation shall become invalid if the Member is later determined to be married under local law, the Member's missing Spouse is located or the circumstances which resulted in the waiver of the requirement of obtaining the consent of the Member's Spouse no longer exist.

         5.11 DISTRIBUTIONS TO DISABLED PERSONS. If the Committee determines that any person to whom a payment is due is unable to care for his affairs because of physical or mental disability, it shall have the authority to cause the payments to be made to the Spouse, brother, sister or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and the Trust and the obligations of the Employer, the Trustee, the Trust and the Committee.

         5.12 DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS. The Committee will instruct the Trustee to pay benefits in accordance with the terms of any order that has been determined, in accordance with Plan procedures, to be a Qualified Domestic Relations Order. A Qualified Domestic Relations Order may require the payment of an immediate cash lump sum to an alternate payee even if the Member or former Member is not then entitled to receive an immediate payment of Plan benefits.

         5.13 CLAIMS PROCEDURE. When a benefit is due, the Member or Beneficiary should submit a claim to the office designated by the Committee to receive claims. Under normal circumstances, the Committee will make a final decision as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and the Plan's review procedures and time limits, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA.

         If a Member's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application can include any arguments, written comments, documents, records, and other information relating to the claim for benefits. In addition, the claimant is entitled to receive on request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, "relevant" means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan's administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations. The Committee must take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and a statement of the claimant's right to bring an action under section 502(a) of ERISA If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

                                   ARTICLE VI

                       IN-SERVICE DISTRIBUTIONS AND LOANS

         6.01 IN-SERVICE FINANCIAL HARDSHIP DISTRIBUTIONS.

                  (a) General. Prior to his Separation From Service, a Member is entitled to receive a distribution from his Salary Deferral Contribution Account (except for income that was not credited to his Salary Deferred Contribution Account as of December 31, 1988), his Catch-up Salary Deferral Contribution Account (except for income credited to his Catch-up Salary Deferral Contribution Account), his Rollover Account, his Matching Contribution Account and his Supplemental Contribution Account in the event of an immediate and heavy financial need incurred by the Member and the Committee's determination that the withdrawal is necessary to alleviate that hardship.

                  (b) Permitted Reasons For Financial Hardship Withdrawals. A distribution shall be made on account of financial hardship only if the distribution is for: (i) Expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's Spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code, (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member, (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his Spouse, children, or dependents (as defined in section 152 of the Code), (iv) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence, or (v) any other event added to this list by the Commissioner of Internal Revenue.

                  (c) Amount. A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Member and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer. Notwithstanding the foregoing to the contrary, a Member need not obtain nontaxable loans described in the preceding sentence if the aggregate amount of all such loans would not be sufficient to fully satisfy the Member's immediate and heavy financial need. The amount of a Member's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

                  (d) Suspension of Participation in Certain Benefit Programs. The Member's hardship distribution during the 2001 Plan Year shall terminate his right to have the Employer make any Salary Deferral Contributions on his behalf until the next time Salary Deferral Contributions are permitted after the lapse of 6 months following the hardship distribution or January 1, 2002, if later, and his timely filing of a written request to resume his Salary Deferral Contributions. The Member's hardship distribution during and after the 2002 Plan Year shall terminate his right to have the Employer make any Salary Deferral Contributions on his behalf until the next time Salary Deferral Contributions are permitted after the lapse of 6 months following the hardship distribution and his timely filing of a written request to resume his Salary

Deferral Contributions. In addition, for 6 months after he receives a hardship distribution from the Plan, the Member is prohibited from making elective contributions and employee contributions to or under all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and Code section 401(k) cash or deferred arrangements that are part of cafeteria plans described in section 125 of the Code. However, the Member is not prohibited from making contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

                  (e) Order of Withdrawals. Financial hardship distributions will be made in the following order: First withdrawals will be made from the Member's Supplemental Contribution Account, then from his Matching Contribution Account, then from his Rollover Account, then form his Salary Deferral Contribution Account and finally, from his Catch-up Salary Deferral Contribution Account. A Member shall not be entitled to receive a financial hardship distribution of any amount credited to his QNEC Account, or of any income that is allocable or credited to his Salary Deferral Contribution Account or Catch-up Salary Deferral Contribution Account.

                  (f) Method of Payment. Distributions pursuant to this Section
6.01 will normally be paid in lump sums.

         6.02 IN-SERVICE AGE 59 1/2 DISTRIBUTIONS. Prior to his Separation From Service, a Member may withdraw part or all of his Account balance on or after the date that he attains age 59 1/2. Distributions pursuant to this Section 6.02 will normally be paid in lump sums in cash and/or shares of Sponsor Stock to the extent his Account balance is invested in Sponsor Stock.

         6.03 IN-SERVICE WITHDRAWAL OF ROLLOVER CONTRIBUTIONS. Each Member may withdraw part or all of his Rollover Account balance at any time. Withdrawals pursuant to this Section 6.03 will normally be paid in lump sums in cash and/or shares of Sponsor Stock to the extent his Rollover Account is invested in Sponsor Stock.

         6.04 LOANS. The Committee may direct the Trustees to make loans to Members (and Beneficiaries who are "parties in interest" within the meaning of ERISA) who have a vested interest in the Plan. The Loan Committee established by the Committee will be responsible for administering the Plan loan program. All loans will comply with the following requirements:

                  (a) All loans will be made solely from the Member's or Beneficiary's Account.

                  (b) Loans will be available on a nondiscriminatory basis to all Beneficiaries who are "parties in interest" within the meaning of ERISA, and to all Members.

                  (c) Loans will not be made for less than $500.00. No Member or Beneficiary may have more than two loans outstanding at any one time.

                  (d) The maximum amount of a loan may not exceed the lesser of
(A) $50,000.00 reduced by the person's highest outstanding loan balance from the Plan during the preceding one-year period, or (B) one-half of the present value of the person's Account balances under the Plan determined as of the date on which the loan is approved by the Loan Committee.

                  (e) Any loan from the Plan will be evidenced by a note or notes (signed by the person applying for the loan) having such maturity, bearing such rate of interest, and containing such other terms as the Loan Committee will require by uniform and nondiscriminatory rules consistent with this Section and proper lending practices.

                  (f) All loans will bear a reasonable rate of interest which will be established by the Loan Committee.

                  (g) Each loan will be fully secured by a pledge of the borrowing person's Account balance. No more than 50 percent of the person's Account balance (determined immediately after the origination of the loan) will be considered as security for any loan.

                  (h) Generally, the term of the loan will not be more than five years. The Loan Committee may agree to a longer term (but not more than 15 years) only if such term is otherwise reasonable and the proceeds of the loan are to be used to acquire a dwelling which will be used within a reasonable time (determined at the time the loan is made) as the principal residence of the borrowing person.

                  (i) The loan agreement will require level amortization over the term of the loan. A Member's loan agreement will also require that loan repayments be made through payroll deductions. However, the level amortization requirement will not apply for a period, not longer than one year (or such longer period as may apply under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA")) that an eligible borrower is on a bona fide leave of absence, either without pay from the Employer or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan. However, the loan (including interest that accrues during the leave of absence) must be repaid by the five-year loan maturity deadline specified in paragraph (h) above (unless the loan was a home loan described in paragraph (h) above), and the amount of the installments due after the leave ends (or, if earlier, after the first anniversary of the leave or such longer period as may apply under USERRA) must not be less than the amount required under the terms of the original loan.

                  (j) If a person fails to make a required payment by the last day of the calendar quarter following the calendar quarter in which the payment was due, the loan will be in default.

                  (k) If a Member has an outstanding loan from the Plan at the time of his Separation From Service, the outstanding loan principal balance and any accrued but unpaid interest will become immediately due in full. The Member will have the right to immediately pay the Trustee that amount. If the Member fails to repay the loan, the Trustee will foreclose on the loan and the Member will be deemed to have received a Plan distribution of the amount foreclosed upon. The Trustee will not foreclose upon a Member's Salary Deferral Contribution Account or QNEC Account until the Member's Separation From Service.

                  (l) If a Beneficiary defaults on his loan, the Trustee will foreclose on the loan and the Beneficiary will be deemed to have received a Plan distribution of the amount foreclosed upon.

                  (m) No amount that is pledged as collateral for a Plan loan to a Member will be available for withdrawal before he has fully repaid his loan.

                  (n) All interest payments made pursuant to the terms of the loan agreement will be credited to the borrowing person's Account and will not be considered as general earnings of the Trust to be allocated to other Members.

                                  ARTICLE VII

                                 ACTIVE SERVICE

         7.01 WHEN ACTIVE SERVICE BEGINS. For purposes of eligibility, Active Service begins when an Employee first performs an Hour of Service for an Affiliated Employer. If an Employee who has begun Active Service Severs Service he shall recommence Active Service when he again performs an Hour of Service for an Affiliated Employer.

         7.02 AGGREGATION OF SERVICE. When determining an Employee's Active Service, all Periods of Service, whether or not completed consecutively, shall be aggregated on a per day basis. For purposes of vesting, only full years of Active Service shall be counted. In aggregating Active Service, 30 days shall be counted as one month and 12 months shall be counted as one year.

         7.03 PERIODS OF SERVICE OF LESS THAN ONE YEAR. If an Employee performs an Hour of Service within 12 months after he Severs Service, the intervening Period of Severance shall be counted as a Period of Service.

         7.04 PERIODS OF SEVERANCE DUE TO CHILD BIRTH OR ADOPTION. The period of time between (a) the first anniversary of the first day of an absence from Service by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or for purposes of caring for the child for a period beginning immediately following the birth or placement and (b) the second anniversary of the first day of the absence shall not be counted as a Period of Service or a Period of Severance.

         7.05 TRANSFERS. If an Employee is transferred to the employ of an Affiliated Employer, he will continue to earn Active Service for eligibility purposes.

         7.06 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Active Service.

         7.07 SERVICE CREDIT REQUIRED UNDER FEDERAL LAW. An Employee shall be credited with such additional years of Active Service as are required under any applicable law of the United States.


                                     VII-1

                                  ARTICLE VIII

                              INVESTMENT ELECTIONS

         8.01 INVESTMENT FUNDS ESTABLISHED. It is contemplated that the assets of the Plan shall be invested in such categories of assets as may be determined from time to time by the Committee and announced and made available on an equal basis to all Members and former Members. In accordance with procedures established by the Committee, each Member and former Member may designate the percentage of his Employer Matching Contribution Account, QNEC Account, Rollover Contribution Account and Salary Deferral Contribution Account to be invested in each investment fund available under the Plan. Up to one hundred percent of the Trust assets may be invested in Sponsor Stock.

         8.02 ELECTION PROCEDURES ESTABLISHED. The Committee shall, from time to time, establish rules to be applied in a nondiscriminatory manner as to all matters relating to the administration of the investment of funds including, but not limited to, the following:

                  (a) the percentage of a Member's or former Member's Account as it exists, from time to time, that may be transferred from one fund to another and the limitations based on amounts, percentages, time, or frequency, if any, on such transfers;

                  (b) the percentage of a Member's future contributions, when allocated to his Account, that may be invested in any one or more funds and the limitations based upon amounts, percentages, time, or frequency, if any, on such investments in various funds;

                  (c) the procedures for making investment elections and changing existing investment elections;

                  (d) the period of notice required for making investment elections and changing existing investment elections;

                  (e) the handling of income and change of value in funds when funds are in the process of being transferred between investment funds and to investment funds; and

                  (f) all other matters necessary to permit the orderly operation of investment funds within the Plan.

When the Committee changes any previous applicable rule, it shall state the effective time of the change and the procedures for complying with any such change. Any change shall remain effective until such date as stated in the change, or if none is stated, then until revoked or changed in a like manner.


                                     VIII-1

                                   ARTICLE IX

                    VOTING OF SPONSOR STOCK AND TENDER OFFERS

         9.01 VOTING OF SPONSOR STOCK. When the Sponsor files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, the Sponsor shall cause a copy of all materials to be simultaneously sent to the Trustee. Based on these materials, the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the Sponsor, the Sponsor shall cause a copy of the notice and all proxy solicitation materials to be sent to each Member with an interest in Sponsor Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of the Sponsor Stock credited to each Member's or former Member's Account. The Sponsor shall provide the Trustee with a copy of any materials provided to the Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to the Members and former Members.

         Each Member and former Member with an interest in Sponsor Stock held in the Trust shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the number of shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the voting of the Sponsor Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the Sponsor must have the safeguarded information in order to comply with federal laws or state laws not preempted by ERISA. Upon its receipt of the directions, the Trustee shall vote the shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust as directed by the Member or former Member. The Trustee shall vote shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust for which it has received no directions from the Member or former Member in the same proportion on each issue as it votes those shares for which it received voting directions from Members and former Members. The Trustee shall vote shares of the Sponsor Stock not credited to Members' or former Members' Accounts in the same proportion on each issue as it votes those shares credited to Members' and former Members' Accounts for which it received voting directions from Members and former Members.

         9.02 TENDER OFFERS. Upon commencement of a tender offer for any securities held in the Trust that are the Sponsor Stock, the Sponsor shall notify each Member and former Member of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each Member and former Member the same information that is distributed to other stockholders of the Sponsor in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Member or former Member may direct the Trustee whether or not to tender the Sponsor Stock credited to the Member's or former Member's Accounts. The Sponsor shall provide the Trustee with a copy of any material provided to the Members and former Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to Members and former Members.

         Each Member and former Member shall have the right to direct the Trustee to tender or not to tender some or all of the shares of the Sponsor Stock reflecting his proportional interest in the Sponsor Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the tender of the Sponsor Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Sponsor Stock as directed by the Member or former Member. To the extent that Members or former Members fail to affirmatively direct the Trustee or fail to issue valid directions to the Trustee to tender shares of the Sponsor Stock credited to their Accounts, those Members or former Members will be deemed to have instructed the Trustee not to tender those shares. Accordingly, the Trustee shall not tender shares of Sponsor Stock credited to a Member's or former Member's Accounts for which it has received no directions or invalid directions from the Member or former Member.

         The Trustee shall tender that number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts which is determined by multiplying the total number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts by a fraction of which the numerator is the number of shares of the Sponsor Stock credited to Members' or former Members' accounts for which the Trustee has received valid directions from Members or former Members to tender (which directions have not been withdrawn as of the date of this determination) and of which the denominator is the total number of shares of the Sponsor Stock credited to Members' or former Members' Accounts.

         A Member or former Member who has directed the Trustee to tender some or all of the shares of the Sponsor Stock credited to the Member's or former Member's Accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of the Sponsor Stock not credited to Members' or former Members' Accounts have been tendered, the Trustee shall redetermine the number of shares of the Sponsor Stock that would be tendered under this Section if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts necessary to reduce the amount of tendered Sponsor Stock not credited to Members' or former Members' Accounts to the amount so redetermined. A Member or former Member shall not be limited as to the number of directions to tender or withdraw that the Member or former Member may give to the Trustee.

         A direction by a Member or former Member to the Trustee to tender shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust shall not be considered a written election under the Plan by the Member or former Member to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Member or former Member from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of the Sponsor Stock tendered from that interest.

         9.03 SHARES CREDITED. For all purposes of this Article, the number of shares of the Sponsor Stock deemed "credited" to a Member's or former Member's Accounts as of the relevant date (the record date or the date specified in the tender offer) shall be calculated by reference to the number of shares reflected on the books of the transfer agent as of the relevant date. In the case of a tender offer, the number of shares credited shall be determined as of a date as close as administratively feasible to the relevant date.

         9.04 CONVERSION. All provisions in this Article shall also apply to any securities received as a result of a conversion of the Sponsor Stock.

         9.05 NAMED FIDUCIARY. For purposes of ERISA, each Member or former Member shall be the named fiduciary for purposes of section 403(a)(1) of ERISA in connection with the exercise of voting and tender offer rights relating to shares of the Sponsor Stock credited to his Accounts and any shares of the Sponsor Stock not credited to his Accounts that may be affected by his voting or tender decision.

                                   ARTICLE X

                       ADOPTION OF PLAN BY OTHER EMPLOYERS

         10.01 ADOPTION PROCEDURE. Any business organization may, with the approval of the Board, adopt the Plan by:

                  (a) a certified resolution or consent of the board of directors of the adopting Employer or an executed adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument; and

                  (b) providing all information required by the Committee and the Trustee.

         10.02 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of the Plan. However, neither the adoption of the Plan and the Trust by an Employer nor any act performed by it in relation to the Plan and the Trust shall ever create a joint venture or partnership relation between it and any other Employer.

         10.03 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Members employed by the Employers that adopt the Plan shall be commingled for investment purposes. All assets in the Trust shall be available to pay benefits to all Members employed by any Employer.

         10.04 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of the Plan and the Trust by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust that are applicable to it and that the Plan and Trust continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Members covered by that adoption.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION

         11.01 RIGHT TO AMEND AND LIMITATIONS THEREON. The Sponsor has the sole right to amend the Plan. An amendment may be made by a certified resolution or consent of the Board, or by an instrument in writing executed by the appropriate officer of the Sponsor. The amendment must describe the nature of the amendment and its effective date. No amendment shall:

                  (a) vest in an Employer any interest in the Trust;

                  (b) cause or permit the Trust assets to be diverted to any purpose other than the exclusive benefit of the present or future Members and their Beneficiaries except under the circumstances described in Section 3.09;

                  (c) decrease the Account of any Employee, or eliminate an optional form of payment in violation of section 411(d)(6) of the Code;

                  (d) increase substantially the duties or liabilities of the Trustee without its written consent; or

                  (e) change the vesting schedule to one which would result in the nonforfeitable percentage of a Member's Account (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Member being less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any other way that affects the computation of the Member's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Member with at least three years of Active Service as of the date of the amendment or change shall have his nonforfeitable percentage computed under the Plan without regard to the amendment or the change if that results in a higher nonforfeitable percentage.

         Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it receives a copy of the amendment. A rejection shall constitute a withdrawal from the Plan by that Employer unless the Sponsor acquiesces in the rejection.

         11.02 MANDATORY AMENDMENTS. The Contributions of each Employer to the Plan are intended to be:

                  (a) deductible under the applicable provisions of the Code;

                  (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

                  (c) except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

                  (d) excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

         The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

         11.03 WITHDRAWAL OF EMPLOYER. An Employer may withdraw from the Plan and the Trust if the Sponsor does not acquiesce in its rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The Committee shall then determine the portion of the Trust assets that is attributable to the Members employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor trustee when it receives a designation of the successor from the withdrawing Employer.

         A withdrawal shall not terminate the Plan and the Trust with respect to the withdrawing Employer, if the Employer either appoints a successor trustee and reaffirms the Plan and the Trust as its new and separate plan and trust intended to qualify under section 401(a) of the Code, or establishes another plan and trust intended to qualify under section 401(a) of the Code.

         The determination of the Committee, in its sole discretion, of the portion of the Trust assets that is attributable to the Members employed by the withdrawing Employer shall be final and binding upon all parties; and, the Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Members employed by that Employer and their Beneficiaries, and the successor trustee.

         11.04 TERMINATION OF PLAN. The Sponsor may terminate the Plan and the Trust with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination, specifying the date of termination.

         11.05 PARTIAL OR COMPLETE TERMINATION OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Without regard to any other provision of the Plan, if there is a partial or total termination of the Plan or there is a complete discontinuance of the Employer's Contributions, each of the affected Members shall immediately become 100 percent vested in his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Member's Account beginning with the Plan Year for which they were resumed.

                                  ARTICLE XII

                                  MISCELLANEOUS

         12.01 PLAN NOT AN EMPLOYMENT CONTRACT. The maintenance of the Plan and the Trust is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         12.02 BENEFITS PROVIDED SOLELY FROM TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

         12.03 ASSIGNMENTS PROHIBITED. No principal or income payable or to become payable from the Trust assets shall be subject to anticipation or assignment by a Member, former Member, or by a Beneficiary to attachment by, interference with, or control of any creditor of a Member, former Member, or Beneficiary; or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member, former Member, or Beneficiary prior to its actual receipt by the Member, former Member, or Beneficiary. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of any Trust assets, any part of it, or any interest in it by a Member, former Member, or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of the Trust itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Member, former Member, or Beneficiary of the Trust, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Member, former Member, or Beneficiary for any cause whatsoever. These prohibitions against the alienation of a Member's Account shall not apply to a Qualified Domestic Relations Order or to a voluntary revocable assignment of benefits not in excess of ten percent of the amount of any payment from the Plan if such assignment complies with Regulations issued under 401(a)(13) of the Code. Further, these prohibitions shall not apply to any offset of a Member's benefit under the Plan against an amount that the Member or former Member is ordered or required to pay to the Plan if (a) the order or requirement to pay arises (1) under a judgment of conviction for a crime involving the Plan, (2) under a civil judgment (including a consent order or decree) entered by a court in an action in connection with an alleged violation of part 4 of subtitle B of title I of ERISA, or (3) is pursuant to a settlement agreement between the Secretary of Labor and the Member or former Member in connection with an alleged violation of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person and (b) the judgment, order, decree or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against the Member's or former Member's benefits provided under the Plan.

         12.04 REQUIREMENTS UPON MERGER OR CONSOLIDATION OF PLANS. The Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Member would receive a benefit immediately after the merger, consolidation, or transfer which


                                     XII-1
is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         12.05 FORFEITURE BY LOST MEMBERS OR BENEFICIARIES. If a person who is entitled to a distribution cannot be located during a reasonable search after the Trustee has initially attempted making payment, that person's Account shall be forfeited. Such amount shall be used to reduce the Employer's contribution under the Plan. However, if at any time prior to the termination of the Plan and the complete distribution of the Trust assets, the former Member or Beneficiary files a claim with the Committee for the forfeited benefit, that benefit shall be reinstated (without adjustment for trust income or losses during the forfeited period) effective as of the date of the receipt of the claim. As soon as appropriate following the Employer's Contribution of the reinstated amount, it shall be paid to the former Member or Beneficiary in a single sum.

         12.06 GENDER OF WORDS USED. If the context requires it, words of one gender when used in the Plan shall include the other gender, and words used in the singular or plural shall include the other.

         12.07 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         12.08 REEMPLOYED VETERANS. The requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 will be complied with in the operation of the Plan in the manner permitted under section 414(u) of the Code. Notwithstanding any other provision of the Plan, Contributions and Eligibility Service with respect to a person who has engaged in qualified military service will be provided in accordance with section 414(u) of the Code.

         12.09 LIMITATIONS ON LEGAL ACTIONS. No person may bring an action pertaining to the Plan or the Trust until he has exhausted his administrative claims and appeal remedies identified in Section 5.13. Further, no person may bring an action pertaining to a claim for benefits under the Plan or the Trust following 120 days after the Committee's final denial of his claim for benefits.

         12.10 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the United States unless the specific matter in question is governed by state law in which event the laws of the State of Texas shall apply.



                                     XII-2

         IN WITNESS WHEREOF, The Men's Wearhouse, Inc. has caused this Agreement to be executed this ______ day of February, 2002, in multiple counterparts, each of which shall be deemed to be an original, to be effective the 1st day of January, 2002, except for those provisions which have an earlier effective date provided by law, or as otherwise provided under applicable provisions of the Plan.


                                                THE MEN'S WEARHOUSE, INC.


                                                By
                                                    ---------------------------

                                                Title
                                                      -------------------------

                                   APPENDIX A

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                              PART A.1 DEFINITIONS

         DEFINITIONS. As used herein the following words and phrases have the meaning attributed to them below:

         A.1.1 "ACTUAL CONTRIBUTION RATIO" shall mean the ratio of Section 401(m) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year. For this purpose, Annual Compensation for any portion of the Plan Year in which the Employee was not an eligible Employee (as defined in Section A.2.4) will not be taken into account.

         A.1.2 "ACTUAL DEFERRAL PERCENTAGE" means, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year.

         A.1.3 "ACTUAL DEFERRAL RATIO" means the ratio of Section 401(k) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year. For this purpose, Annual Compensation for any portion of the Plan Year in which the Employee was not an eligible Employee (as defined in Section A.2.3) will not be taken into account.

         A.1.4 "ANNUAL ADDITIONS" means the sum of the following amounts credited on behalf of a Member for the Limitation Year: (a) Employer contributions excluding Catch-up Salary Deferral Contributions and including Salary Deferral Contributions, (b) Employee contributions and (c) forfeitures. For this purpose, Employee contributions are determined without regard to any rollover contributions (as defined in sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code without regard to employee contributions to a simplified employee pension which are excludable from gross income under section 408(k)(6) of the Code). Excess 401(k) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution. Excess Deferrals that are timely distributed as set forth in Section A.3.1 will not be treated as Annual Additions.

         A.1.5 "CONTRIBUTION PERCENTAGE" shall mean, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year.

         A.1.6 "CURRENT PLAN YEAR" means the Plan Year for which the applicable discrimination test under section 401(k) or section 401(m) is being performed.

         A.1.7 "EXCESS AGGREGATE 401(m) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section A.2.4.

         A.1.8 "EXCESS AMOUNT" shall mean the excess of the Annual Additions credited to the Member's Account for the Limitation Year over the Maximum Permissible Amount.

         A.1.9 "EXCESS DEFERRAL" means the aggregate amount of a Member's Salary Deferral Contributions and other elective deferral contributions described in Section A.2.2 in excess of the limitation specified in Section A.2.2, or the aggregate amount of the Member's Salary Deferral Contributions that the Member timely notifies the Committee under Section A.2.2 exceeds the limitation in section 402(g) of the Code.

         A.1.10 "EXCESS 401(k) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(k) Contributions actually paid to the Trustee on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section A.2.3.

         A.1.11 "LIMITATION YEAR" shall mean the Plan Year. All qualified plans maintained by any Affiliated Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         A.1.12 "MAXIMUM PERMISSIBLE AMOUNT" shall mean the lesser of (a) $40,000 as adjusted by the Secretary of Treasury for increases in the cost of living or (b) 100 percent of the Member's Annual Compensation for the Limitation Year. The Annual Compensation limitation referred to in clause (b) of the immediately preceding sentence shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) that is otherwise treated as an Annual Addition under section 415(l)(1) or section 419A(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the dollar limitation in effect under section 415(c)(1)(A) of the Code multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

         A.1.13 "PRECEDING PLAN YEAR" means the Plan Year immediately preceding the Current Plan Year.

         A.1.14 "SECTION 401(k) CONTRIBUTIONS" means the sum of Salary Deferral Contributions made on behalf of the Member during the Plan Year, and QNECs that the Employer elects to have treated as section 401(k) Contributions pursuant to section 401(k)(3)(d)(ii) of the Code.

         A.1.15 "SECTION 401(m) CONTRIBUTIONS" shall mean the sum of Employer Matching Contributions made on behalf of the Member during the Plan Year and other amounts that the

Employer elects to have treated as Section 401(m) Contributions pursuant to section 401(m)(3)(B) of the Code.

                     PART A.2 LIMITATIONS ON CONTRIBUTIONS

         A.2.1 LIMITATIONS BASED UPON DEDUCTIBILITY AND THE MAXIMUM ALLOCATION PERMITTED TO A MEMBER'S ACCOUNT. Notwithstanding any other provision of the Plan, no Employer shall make any contribution that would be a nondeductible contribution within the meaning of section 4972 of the Code or that would cause the limitation on allocations to each Member's Account under section 415 of the Code and Section A.4.1 to be exceeded.

         A.2.2 DOLLAR LIMITATION UPON SALARY DEFERRAL CONTRIBUTIONS. The maximum Salary Deferral Contribution that a Member may elect to have made on his behalf during a calendar year may not, when added to his elective deferrals under other plans or arrangements which are both (1) described in sections 401(k), 403(b), 408(k) and 408(p)(2) of the Code and (2) either (a) maintained by an Affiliated Employer or (b) maintained by an entity that is not an Affiliated Employer but the Member satisfies the notification requirements of this Section A.2.2, exceed the amount of the dollar limitation in effect under section 402(g)(1) of the Code for the Member's taxable year beginning in such calendar year. The Employer shall notify the Committee no later than April 1 following the calendar year in which Excess Deferrals are made that Excess Deferrals have been made on behalf of a Member taking into account only elective deferrals to plans maintained by Affiliated Employers. The Member may notify the Committee, in writing, no later than April 1 following the calendar year in which the deferrals were made, of the amount of deferrals the Member made to the Plan in excess of the limitation of section 402(g) of the Code, taking into account the Plan and plans that are not maintained by Affiliated Employers. Such amount shall be treated as an Excess Deferral. For purposes of applying the requirements of Section A.2.3, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with Section A.3.1. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees in violation of this Section A.2.2 are not to be taken into account under Section A.2.3.

         A.2.3 LIMITATION BASED UPON ACTUAL DEFERRAL PERCENTAGE. The Actual Deferral Percentage for eligible Highly Compensated Employees for the Current Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the Preceding Plan Year which meets either of the following tests:

                  (a) the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

                  (b) the excess of the Actual Deferral Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Current Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If the Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in the Plan and the other plans shall be treated as one plan for purposes of this Section. If any Member who is a Highly Compensated Employee is a participant in any other cash or deferred arrangements of the Employer, when determining the deferral percentage of such Member, all such cash or deferred arrangements are treated as one cash or deferred arrangement.

         Notwithstanding the foregoing, an individual who is not a Highly Compensated Employee and who has not satisfied the minimum age and service requirements of Section 410(a)(1)(A) will not be treated as an eligible Employee for purposes of this Section A.2.3 if the Sponsor elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(k)(3) of the Code.

         A Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it relates to Considered Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Section 401(k) Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose a Section 401(k) Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Section 401(k) Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Section 401(k) Contribution relates.

         Failure to correct Excess 401(k) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan's cash or deferred arrangement to be disqualified for the Plan Year for which the Excess 401(k) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a ten percent excise tax on the amount of Excess 401(k) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         A.2.4 LIMITATION BASED UPON CONTRIBUTION PERCENTAGE. The Contribution Percentage for eligible Highly Compensated Employees for the Current Plan Year must bear a relationship to the Contribution Percentage for all other eligible Employees for the Preceding Plan Year which meets either of the following tests:

                  (a) the Contribution Percentage of the eligible Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by 1.25; or

                  (b) the excess of the Contribution Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Contribution Percentage of the eligible Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by two.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions for all or part of the Plan Year. Except as provided below, an Employee who would be eligible to receive an allocation of Matching Contributions but for his election not to participate is an eligible Employee. An Employee who would be eligible to receive an allocation of Matching Contributions but for the limitations on his Annual Additions imposed by section 415 of the Code or because he has made a withdrawal is an eligible Employee.

         Notwithstanding the foregoing, an individual who is not a Highly Compensated Employee and who has not satisfied the minimum age and service requirements of section 410(a)(1)(A) of the Code will not be treated as an eligible Employee for purposes of this Section A.2.4 if the Sponsor elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(m)(2) of the Code.

         If no Section 401(m) Contributions are made on behalf of an eligible Employee, the Actual Contribution Ratio that shall be included for him in determining the Contribution Percentage is zero.

         If the Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the Plan and those plans are to be treated as one plan. The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Affiliated Employer to which employee or matching contributions are made is calculated by treating all the plans in which the Employee is eligible to participate as one plan. However, plans that are not permitted to be aggregated under Regulation section 1.410(m)-1(b)(3)(ii) are not aggregated for this purpose.

         A Matching Contribution will be taken into account under this Section for a Plan Year only if (1) it is allocated to the Employee's Account as of a date within the Plan Year, (2) it is paid to the Trust no later than the end of the 12-month period beginning after the close of the Plan Year, and (3) it is made on behalf of an Employee on account of his Salary Deferral Contributions for the Plan Year.

         At the election of the Employer, a Member's Salary Deferral Contributions and QNECs made on behalf of the Member during the Plan Year shall be treated as Section 401(m) Contributions that are Matching Contributions provided that the conditions set forth in Regulation section 1.401(m)-1(b)(5) are satisfied. Salary Deferral Contributions may not be treated as Matching Contributions for purposes of the contribution percentage test set forth in this Section unless such contributions, including those taken into account for purposes of the test set forth in this Section, satisfy the actual deferral percentage test set forth in Section A.2.3. Moreover, Salary Deferral Contributions and QNECs may not be taken into account for purposes of the test set forth in this Section to the extent that such contributions are taken into account in determining whether any other contributions satisfy the actual deferral percentage test set forth in Section A.2.3. Finally, Salary Deferral Contributions and QNECs may be taken into account for purposes of the test set forth in this Section only if they are allocated to the Employee's Account as of a date within the Plan Year being tested within the meaning of Regulation section 1.401(k)-1(b)(4).

         Failure to correct Excess Aggregate 401(m) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan to fail to be qualified for the Plan Year for which the Excess Aggregate 401(m) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a ten percent excise tax on the amount of Excess Aggregate 401(m) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

           PART A.3 CORRECTION PROCEDURES FOR ERRONEOUS CONTRIBUTIONS

         A.3.1 EXCESS DEFERRAL FAIL SAFE PROVISION. As soon as practical after the close of each Plan Year, the Committee shall determine if there would be any Excess Deferrals. If there would be an Excess Deferral by a Member, the Excess Deferral as adjusted by any earnings or losses, will be distributed from the Plan to the Member no later than April 15 following the Member's taxable year in which the Excess Deferral was made. The income allocable to the Excess Deferrals for the taxable year of the Member shall be determined by multiplying the income for the taxable year of the Member allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the amount of the Excess Deferrals made on behalf of the Member for the taxable year. The denominator of the fraction is the Member's total Salary Deferral Account balance as of the beginning of the taxable year plus the Member's Salary Deferral Contributions for the taxable year.

         A.3.2 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE PROVISION. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation set forth in Section A.2.3. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year (a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those contributions as calculated in the specific manner required by Section A.3.5) shall be distributed or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(k) Contribution.

         The amount of Excess 401(k) Contributions to be distributed shall be determined in the following manner:

         First, the Committee will determine the aggregate amount of the Excess 401(k) Contributions as follows. The Committee will determine how much the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such Actual Deferred Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferred Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Deferral Percentage Test, only the lesser reduction may be made. Second, this process is repeated until the Actual Deferral Percentage Test is satisfied. The amount of Excess 401(k) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

         Then, the total amount of Excess 401(k) Contributions shall be distributed on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method." The Salary Deferral Contributions of the Highly Compensated Employee with the greatest dollar amount of Salary Deferral Contributions and other contributions treated as Section 401(k) Contributions for the Plan Year are reduced by the amount required to cause that Highly Compensated Employee's Salary Deferral Contributions to equal the dollar amount of the Salary Deferral Contributions and other contributions treated as Section 401(k) Contributions for the Plan Year of the Highly Compensated Employee with the next highest dollar amount. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser deduction, when added to the total dollar amount already distributed under this Section A.3.2 would equal the total Excess 401(k) Contributions, the lesser reduction shall be distributed. This process shall be continued until the amount of the Excess 401(k) Contributions have been distributed.

         Qualified Nonelective Employer Contributions will be treated as Section 401(k) Contributions only if: (a) the conditions described in Regulation section 1.401(k)-1(b)(5) are satisfied and (b) they are allocated to Members' Accounts as of a date within that Plan Year and are actually paid to the Trust no later than the end of the 12-month period immediately following the Plan Year to which the contributions relate. If the Employer makes a Qualified Nonelective Employer Contribution that it elects to have treated as a Section 401(k) Contribution, the Contribution will be in an amount necessary to satisfy the Actual Deferral Percentage test and will be allocated first to those Non-Highly Compensated Employees who had the lowest Actual Deferral Ratio. The Excess 401(k) Contributions of Highly Compensated Employees will not be recharacterized to the extent that the recharacterized amounts would exceed the Contribution Percentage as determined prior to applying the Contribution Percentage limitations.

         Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

         A.3.3 CONTRIBUTION PERCENTAGE FAIL SAFE PROVISION. If the limitation set forth in Section A.2.3 would be exceeded for any Plan Year any one or more of the following corrective actions shall be taken before the close of the following Plan Year as determined by the Committee in its sole discretion:
(a) the amount of the Excess Aggregate 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the manner set forth in Section A.3.5) shall be either distributed, or forfeited to the extent they are not vested or (b) the Employer may make a QNEC which it elects to have treated as a Section 401(m) Contribution. Forfeitures of Excess Aggregate 401(m) Contributions shall be allocated to Members who are Non-Highly Compensated Employees as if such Contributions were additional Employer Matching Contributions for the Plan Year.

         The amount of Excess Aggregate 401(m) Contributions to be distributed shall be determined in the following manner:

         First, the Committee will determine the aggregate amount of Excess Aggregate 401(k) Contributions as follows. The Committee will determine how much the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would have to be reduced to satisfy the Actual Contribution Percentage Test or cause such Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Contribution Percentage Test, only this lesser reduction may be made. Second, this process is repeated until the Actual Contribution Percentage Test is satisfied. The amount of Excess Aggregate 401(m) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

         Then, the total amount of Excess Aggregate 401(m) Contributions shall be distributed on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method." The Matching Contributions of the Highly Compensated Employee with the greatest dollar amount of Matching Contributions and other contributions treated as
Section 401(m) Contributions for the Plan Year are reduced by the amount required to cause that Highly Compensated Employee's Matching Contributions and other contributions treated as Section 401(m) Contributions for the Plan Year to equal the dollar amount of Matching Contributions and other contributions treated as Section 401(m) Contributions for the Plan Year of the Highly Compensated Employee with the next highest dollar amount. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this Section A.3.3., would equal the total Excess Aggregate 401(n) Contributions, the lesser reduction amount shall be distributed. This process shall be continued until the amount of the Excess Aggregate 401(m) Contributions has been distributed.

         The corrective actions taken under this Section A.3.3 must satisfy the requirements of section 401(a)(4) of the Code. After correction, each level of Employer Matching Contributions must be currently and effectively available to a group of employees that satisfies the minimum coverage requirements of section 410(b) of the Code. A method under which employee contributions are distributed to highly compensated employees to the extent necessary to meet the requirements of section 401(m)(2) while matching contributions attributable to such employee contributions remain allocated to the employee's account will not meet the requirement of section 401(a)(4).

         A.3.4 ALTERNATIVE LIMITATION FAIL SAFE. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the alternative limitation would be exceeded. If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage or Contribution Percentage of the eligible Highly Compensated Employees, or a combination of both, shall be reduced by distributions made in the manner described in the Regulations. These distributions shall be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions.

         A.3.5 INCOME ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS AND EXCESS AGGREGATE 401(m) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(k) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(k) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(k) Contributions as of the beginning of the Plan Year plus the Member's Section 401(k) Contributions for the Plan Year. The income allocable to Excess Aggregate 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess Aggregate 401(m) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Member's Section 401(m) Contributions for the Plan Year.

                       PART A.4 LIMITATION ON ALLOCATIONS

         A.4.1 BASIC LIMITATION ON ALLOCATIONS. The Annual Additions which may be credited to a Member's Account under the Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's Account for the same Limitation Year under any other qualified defined contribution plans maintained by any Affiliated Employer. If the Annual Additions with respect to the Member under such other qualified defined contribution plans are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Account under the Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated under the Plan will be reduced so that the Annual Additions under all qualified defined contribution plans maintained by any Affiliated Employer for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other qualified defined contribution plans in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under the Plan for the Limitation Year.

         A.4.2 ESTIMATION OF MAXIMUM PERMISSIBLE AMOUNT. Prior to determining the Member's actual Annual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Member's Annual Compensation for such Limitation Year, uniformly determined for all Members similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Member's actual Annual Compensation for such Limitation Year.

         A.4.3 ATTRIBUTION OF EXCESS AMOUNTS. If a Member's Annual Additions under the Plan and all other qualified defined contribution plans maintained by an Affiliated Employer result in an Excess Amount, to the maximum extent permissible by law, the Excess Amount shall be attributed to the Plan.

         A.4.4 TREATMENT OF EXCESS AMOUNTS. If an Excess Amount attributed to the Plan is held or contributed as a result of or because of (i) the allocation of forfeitures, (ii) reasonable error in estimating a Member's Considered Compensation, (iii) reasonable error in calculating the maximum Salary Deferral Contribution that may be made with respect to a Member under section 415 of the Code or (iv) any other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the Excess Amount shall be reduced as follows:

                  (a) First, the Excess Amount shall be reduced to the extent necessary by distributing to the Member all Salary Deferral Contributions together with their earnings. These distributed amounts are disregarded for purposes of the testing and limitations contained in this Appendix A.

                  (b) Second, if the Member is still employed by the Employer at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including any allocation of forfeitures) under the Plan for such Member in the next Limitation Year, and for each succeeding Limitation Year, if necessary.

                  (c) If, after application of paragraph (b) of this Section, an Excess Amount still exists, and the Member is not still employed by the Employer at the end of the Limitation Year, then such Excess Amounts in the Member's Account shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including allocation of any forfeitures), for all remaining Members in the next Limitation Year and each succeeding Limitation Year if necessary.

                  (d) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any Employer Contribution may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Members or former Members. If the Plan is terminated while a suspense account described in this Section is in existence, the amount in such suspense account shall revert to the Employer(s) to which it is attributable.

                                   APPENDIX B

                             TOP-HEAVY REQUIREMENTS

                              PART B.1 DEFINITIONS

         DEFINITIONS. As used herein, the following words and phrases have the meaning attributed to them below:

         B.1.1 "AGGREGATE ACCOUNTS" means the total of all Account balances derived from Employer Contributions and Rollover Contributions.

         B.1.2 "AGGREGATION GROUP" means (a) each plan that is qualified under section 401(a) of the Code and is maintained by any Affiliated Employer in which a Key Employee is a Member and (b) each other plan of any Affiliated Employer which enables any plan in (a) to meet the requirements of either section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of section 401(a)(4) and 410 of the Code with that plan being taken into account.

         B.1.3 "DETERMINATION DATE" means for a given Plan Year the last day of the preceding Plan Year.

         B.1.4 "KEY EMPLOYEE" means an Employee or former Employee (including a deceased Employee) who at any time during the Plan Year is (a) an officer of any Affiliated Employer having Annual Compensation greater than $130,000.00 (as adjusted by the Secretary of Treasury from time to time for increases in the cost of living), (b) a Five Percent Owner of any Affiliated Employer, treated separately, or (c) a one percent owner of any Affiliated Employer, treated separately, having Annual Compensation greater than $150,000.00. For this purpose no more than fifty (50) employees or, if lesser, the greater of three
(3) employees or ten percent (10%) of the employees shall be treated as officers.

         For purposes of determining the number of officers taken into account, the following employees shall be excluded: (1) employees who have not completed six (6) months of vesting service, (2) employees who normally work less than seventeen and one-half (17-1/2) hours per week, (3) employees who normally work not more than six (6) months during any year, (4) employees who have not attained the age of twenty-one (21), and (5) except to the extent provided in Regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Affiliated Employer. Section 416(i) of the Code shall be used to determine percentage of ownership.

         The determination of who is a Key Employee will be made in accordance with section 416(i) of the Code and applicable Regulations.

         B.1.5 "NON-KEY EMPLOYEE" means any Employee who is not a Key Employee.

         B.1.6 "TOP-HEAVY PLAN" means any plan which has been determined to be top-heavy under the test described in Appendix B of the Plan.

                              PART B.2 APPLICATION

         B.2.1 APPLICATION. The requirements described in this Appendix B shall apply to each Plan Year that the Plan is determined to be a Top-Heavy Plan.

         B.2.2 TOP-HEAVY TEST. If on the Determination Date the Aggregate Accounts of Key Employees in the Plan exceed 60 percent of the Aggregate Accounts of all Employees in the Plan, the Plan shall be a Top-Heavy Plan for the Plan Year being tested. In addition, if the Plan is required to be included in an Aggregation Group and that group is a top-heavy group, the Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group which contains the Plan, plus (b) the total of all of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group (which contains the Plan) is more than 60 percent of a similar sum determined for all employees covered in the Aggregation Group which contains the Plan.

         In applying the above tests, the following rules shall apply:

                  (a) in determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan after his Separation From Service and during the one-year period ending on the Determination Date;

                  (b) in determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan prior to his Separation From Service and during the five-year period ending on the Determination Date;

                  (c) all rollover contributions made by the Employee to the Plan shall not be considered by the Plan for either test;

                  (d) if an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for a prior Plan Year, his Account shall not be considered; and

                  (e) benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last one-year period ending upon the Determination Date.

         B.2.3 VESTING RESTRICTIONS IF PLAN BECOMES TOP-HEAVY. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan, he shall either vest under each of the normal vesting provisions of the Plan or under the following vesting schedule, whichever is more favorable:

                                                 Percentage of Amount Vested
                                                    In Accounts Containing
Completed Years of Active Service                   Employer Contributions
---------------------------------                ---------------------------
Less than two years ........................                  0
Two years but less than three years ........                 20
Three years but less than four years .......                 40
Four years but less than five years ........                 60
Five years but less than six years .........                 80
Six years or more ..........................                100


If the Plan ceases to be a Top-Heavy Plan, this requirement shall no longer apply. After that date, the normal vesting provisions of the Plan shall be applicable to all subsequent Contributions by the Employer.

         B.2.4 MINIMUM CONTRIBUTIONS IF PLAN BECOMES TOP-HEAVY. If the Plan is a Top-Heavy Plan and the normal allocation of the Employer Contribution and forfeitures is less than three percent of any Non-Key Employee Member's Annual Compensation, the Committee, without regard to the normal allocation procedures, shall allocate the Employer Contribution and the forfeitures among the Members who are in the employ of the Employer at the end of the Plan Year in proportion to each Member's Annual Compensation as compared to the total Annual Compensation of all Members for that Plan Year until each Non-Key Employee Member has had an amount equal to the lesser of (i) the highest rate of Contribution applicable to any Key Employee, or (ii) three percent of his Annual Compensation allocated to his Account. At that time, any more Employer Contributions or forfeitures shall be allocated under the normal allocation procedures described earlier in the Plan. Salary Deferral Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions made on behalf of Non-Key Employees are not included for that purpose. Amounts that may be treated as Section 401(k) Contributions made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as Section 401(k) Contributions for purposes of the Actual Deferral Percentage test.

         In applying this restriction, the following rules shall apply:

                  (a) Each Employee who is eligible for membership (without regard to whether he has made mandatory contributions, if any are required, or whether his compensation is less than a stated amount) shall be entitled to receive an allocation under this Section; and

                  (b) All defined contribution plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the three percent maximum; this required aggregation shall not apply if the Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and the Plan enables that defined benefit plan to meet the requirements of sections 401(a)(4) or 410 of the Code.

         B.2.5 DISREGARD OF GOVERNMENT PROGRAMS. If the Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to the tax on self-employment income), Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other Federal or State law.

                                   APPENDIX C

                           ADMINISTRATION OF THE PLAN

         C.1 APPOINTMENT, TERM, RESIGNATION, AND REMOVAL. The Board shall appoint a Committee of not less than two persons, the members of which shall serve until their resignation, death, or removal. The Sponsor shall notify the Trustee in writing of its composition from time to time. Any member of the Committee may resign at any time by giving written notice of such resignation to the Sponsor. Any member of the Committee may be removed by the Board, with or without cause. Vacancies in the Committee arising by resignation, death, removal, or otherwise shall be filled by such persons as may be appointed by the Board.

         C.2 POWERS. The Committee shall have exclusive responsibility for the administration of the Plan, according to the terms and provisions of this document, and shall have all powers necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

                  (a) to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions thereof, provided such rules and regulations are evidenced in writing;

                  (b) to construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof made in good faith and without discrimination in favor of or against any Member or former Member shall be final and conclusive on all parties at interest;

                  (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all parties at interest, and its judgment in such matters shall be final and conclusive as to all parties at interest;

                  (d) to select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan, and any agent, firm, or employee so selected by the Committee may be a disqualified person, but only if the requirements of section 4975(d) of the Code have been met;

                  (e) to resolve all questions relating to the eligibility of Employees to become Members, and to determine the period of Active Service and the amount of Considered Compensation upon which the benefits of each Member shall be calculated;

                  (f) to resolve all controversies relating to the administration of the Plan, including but not limited to (1) differences of opinion arising between the Employer and a Member or former Member, and (2) any questions it deems advisable to determine in order to promote the uniform and nondiscriminatory administration of the Plan for the benefit of all parties at interest;

                  (g) to direct and instruct or to appoint an investment manager or managers which would have the power to direct and instruct the Trustee in all matters relating to the preservation, investment, reinvestment, management, and disposition of the Trust; provided, however, that the Committee shall have no authority that would prevent the Trustee from being an "agent independent of the issuer," as that term is defined in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, at any time that the Trustee's failure to maintain such status would result in the Sponsor or any other person engaging in a "manipulative or deceptive device or contrivance" under the provisions of Rule 10b-6 of such Act;

                  (h) to direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine a Member's or former Member's entitlement to a benefit should he appeal a denial of his claim for a benefit or any portion thereof; and

                  (i) to delegate such of its clerical and recordation duties under the Plan as it may deem necessary or advisable for the proper and efficient administration of the Plan.

         C.3 ORGANIZATION. The Committee shall select from among its members a chairman, who shall preside at all of its meetings, and shall select a secretary, without regard as to whether that person is a member of the Committee, who shall keep all records, documents, and data pertaining to its supervision of the administration of the Plan.

         C.4 QUORUM AND MAJORITY ACTION. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at any meeting will decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         C.5 SIGNATURES. The chairman, the secretary, and any one or more of the members of the Committee to which the Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by such member or members as representing the action of the Committee until the Committee files with the Trustee a written revocation of that delegation of power.

         C.6 DISQUALIFICATION OF COMMITTEE MEMBERS. A member of the Committee who is also a Member of the Plan shall not vote or act upon any matter relating solely to himself, unless he is the sole member of the Committee.

         C.7 DISCLOSURE TO MEMBERS. The Committee shall make available to each Member, former Member, and Beneficiary for his examination such records, documents, and other data as are required under ERISA, but only at reasonable times during business hours. No Member, former Member, or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Member, former Member, or Beneficiary, and the Committee shall not be required to make any data or records available other than those required by ERISA.

         C.8 STANDARD OF PERFORMANCE. The Committee and each of its members shall use the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and ERISA.

         C.9 LIABILITY OF COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager, or any Member who directs the investment of his Account or other agent appointed by the Committee except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. No member of the Committee shall be liable for any act or omission on his own part except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. In this connection, each provision hereof is severable and if any provision is found to be void as against public policy, it shall not affect the validity of any other provision hereof.

         Further, it is specifically provided that the Trustee may, at the direction of the Committee, purchase out of the Trust assets hereof insurance for the members of the Committee and any other fiduciaries appointed by the Committee, and for the Trust itself to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed by them under the Plan, provided such insurance permits recourse by the insurer against the members of the Committee or the other fiduciaries concerned in the case of a breach of a fiduciary obligation by one or more members of the Committee or other fiduciary covered thereby.

         C.10 BONDING. No member of the Committee shall be required to give bond for the performance of his duties hereunder unless required by a law which cannot be waived.

         C.11 COMPENSATION. The Committee shall serve without compensation for their services, but shall be reimbursed by the Employers for all expenses properly and actually incurred in the performance of their duties under the Plan unless the Employers elect to have such expenses paid out of the Trust assets.

         C.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm, or other entity may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as a successor trustee and as a member of the Committee.

         C.13 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan within the meaning of ERISA shall be the Sponsor. The Sponsor shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any federal or state law, or any regulations promulgated thereunder.

         C.14 NAMED FIDUCIARY. The members of the Committee shall be the "named fiduciary" for purposes of section 402(a)(1) of ERISA, and as such shall have the authority to control and manage the operation and administration of the Plan, except to the extent such authority and control is allocated or delegated to other parties pursuant to the terms of the Plan.

         C.15 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits; the authority to decide any appeal; the authority to review and correct the actions of any prior administrative committee; and all of the rights, powers, and authorities specified in this Appendix and elsewhere in the Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document or any action taken, or ruling or decision made by the Committee in the exercise of any of its powers and authorities under the Plan, these will be final and conclusive as to all parties other than the Sponsor or Trustee, including without limitation all Members, former Members, and Beneficiaries, regardless of whether the Committee or one or more members thereof may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Committee will be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

         C.16 INDEMNIFICATION OF COMMITTEE BY THE SPONSOR. The Sponsor shall indemnify and hold harmless the Committee, the Committee members, and any persons to whom the Committee has allocated or delegated its responsibilities in accordance with the provisions hereof, as well as any other fiduciary who is also an officer, director, or Employee of an Employer, and hold each of them harmless from and against all claims, loss, damages, expense, and liability arising from their responsibilities in connection with the administration of the Plan which is not otherwise paid or reimbursed by insurance, unless the same shall result from their own willful misconduct.

                                   APPENDIX D

                                     FUNDING

         D.1 BENEFITS PROVIDED SOLELY BY TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

         D.2 FUNDING OF PLAN. The Plan shall be funded by one or more separate Trusts. If more than one Trust is used, each Trust shall be designated by the name of the Plan followed by a number assigned by the Committee at the time the Trust is established.

         D.3 INCORPORATION OF TRUST. Each Trust is a part of the Plan. All rights or benefits which accrue to a person under the Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with the Plan.

         D.4 AUTHORITY OF TRUSTEE. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, is in his separate possession. No other Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of the Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of the Plan.

         D.5 ALLOCATION OF RESPONSIBILITY. To the fullest extent permitted under section 405 of ERISA, the agreements entered into between the Employer and each of the Trustees shall be interpreted to allocate to each Trustee its specific responsibilities, obligations and duties so as to relieve all other Trustees from liability either through the agreement, Plan or ERISA, for any act of any other Trustee which results in a loss to the Plan because of his act or failure to act.

         D.6 TRUSTEE'S FEES AND EXPENSES. The Trustee shall receive for its services as Trustee hereunder the compensation which from time to time may be agreed upon by the Sponsor and the Trustee. All of such compensation, together with the expenses incurred by the Trustee in connection with the administration of this Trust, including fees for legal services rendered to the Trustee, all other charges and disbursements of the Trustee, and all other expenses of the Plan shall be charged to and deducted from the Trust assets, unless the Sponsor elects in writing to have any part or all of such compensation, expenses, charges, and disbursements paid directly by the Sponsor. The Trustee shall deduct from and charge against the Trust assets any and all taxes paid by it which may be levied or assessed upon or in respect of the Trust hereunder or the income thereof, and shall equitably allocate the same among the several Members and former Members.


                                      D-1